                                                                   Exhibit 10.26

                                                                  EXECUTION COPY




                    GUARANTEE AGREEMENT dated as of January 11, 2000, among
               KANSAS CITY SOUTHERN INDUSTRIES, INC., a Delaware corporation ("Holdings"), each Subsidiary of Holdings listed on Schedule I
                 --------
               hereto or becoming a party hereto as provided in Section 19 hereof (each individually, a "Subsidiary Guarantor" and,
                                             --------------------
               collectively, together with Holdings, the "Guarantors") and THE
                                                          ----------
               CHASE MANHATTAN BANK ("Chase"), as collateral agent (the
                                      -----
               "Collateral Agent") for the Secured Parties (as defined in the
                ----------------
               Credit Agreement referred to below).


     Reference is made to the Credit Agreement dated as of January 11, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among Holdings, The Kansas City Southern Railway Company, a
---------
Missouri corporation (the "Borrower"), the lenders from time to time party
                           --------
thereto (the "Lenders") and Chase, as administrative agent (in such capacity,
              -------
the "Administrative Agent"), collateral agent (in such capacity, the "Collateral
     --------------------                                             ----------
Agent") and issuing bank (in such capacity, the "Issuing Bank") Capitalized
-----                                            ------------
terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          The Lenders have agreed to make Loans to the Borrower and the Issuing Bank has agreed to issue Letters of Credit pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders and the issuance of the Letters of Credit by the Issuing Bank. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Guarantors of this Agreement. In order to induce the Lenders to make Loans and the Issuing Bank to issue the Letters of Credit, the Guarantors are willing to execute this Agreement.

          Accordingly, the parties hereto agree as follows:

          SECTION 1.  Guarantee. Each Guarantor unconditionally guarantees,
                      ---------
jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment by the Borrower or the applicable Loan Parties of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and
(iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of Holdings, the Borrower or any other Subsidiary to the Secured Parties under the Credit Agreement or any other Loan Document, (b) the due and punctual payment and performance of all covenants, agreements, obligations, and liabilities of the Loan Parties, monetary or otherwise, under or pursuant to the Credit Agreement and the other Loan Documents and (c) the due and punctual payment of all obligations of the Borrower under each Hedging Agreement entered into (i) prior to the date hereof with any counterparty that is a Lender (or an Affiliate thereof) on the date hereof or (ii) on or after the date hereof with any counterparty that is a Lender (or an Affiliate thereof) at the time such Hedging Agreement is entered into, in either case to provide protection against interest rate fluctuations (all the obligations referred to in the preceding clauses (a) through (c) being collectively called the "Obligations"). Each Guarantor further
                                           -----------
agrees that the Obligations may be extended or renewed, in whole or in part.


          SECTION 2.  Obligations Not Waived.  To the fullest extent permitted
                      ----------------------
by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrower or to any other Guarantor of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document, any other Guarantee or any other agreement, including with respect to any other Guarantor under this Agreement, or (c) the failure of Holdings or any Subsidiary to comply with Section 5.12 of the Credit Agreement and Section 19.

          SECTION 3.  Guarantee of Payment.  Each Guarantor further agrees that
                      --------------------
its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender to any balance of any deposit account or credit on the books of the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender in favor of the Borrower, any other Guarantor or any other Person.

          SECTION 4.  No Discharge or Diminishment of Guarantee.  The
                      -----------------------------------------
obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other instrument or agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the payment in full in cash of all the Obligations).

          SECTION 5.  Defenses Waived.  To the fullest extent permitted by
                      ---------------
applicable law, each of the Guarantors waives any defense based on or arising out of any defense of the Borrower or any other Guarantor or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Guarantor, other than the final payment in full in cash of the Obligations. The Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any Guarantor or any other guarantor or exercise any other right or remedy available to them against any Guarantor or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each of the Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any other Guarantor or guarantor, as the case may be, or any security.

          SECTION 6.  Agreement to Pay; Subordination.  In furtherance of the
                      -------------------------------
foregoing and not in limitation of any other right that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent, the Collateral Agent, the Issuing Bank or such Lender as designated thereby in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender as provided above, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full in cash of all the Obligations. In addition, any indebtedness of any Guarantor now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Guarantor, such amount shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or any other Loan Document.

          SECTION 7.  Information.  Each of the Guarantors assumes all
                      -----------
responsibility for being and keeping itself informed of the Borrower's and the other Guarantors' financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent, the Collateral Agent, Issuing Banks and the Lenders will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

          SECTION 8.  Representations and Warranties; Agreements.  Each of the
                      ------------------------------------------
Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in any Loan Document to which it is a party are true and correct in all material respects. Each of the Guarantors agrees that the provisions of Section 2.17 of the Credit Agreement shall apply equally to each Guarantor with respect to payments made by it hereunder.

          SECTION 9.  Termination.  The Guarantees made hereunder (a) shall,
                      -----------
subject to clause (b) below, terminate when all the Obligations have been paid in full and the Lenders have no further commitment to lend under the Credit Agreement and the Issuing Banks have no further commitment to issue Letters of Credit and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender or any Guarantor upon the bankruptcy or reorganization of any Guarantor or otherwise.

          SECTION 10.  Binding Agreement; Assignments.  Whenever in this
                       ------------------------------
Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Collateral Agent, and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (except in connection with any transaction permitted by Section 6.04 of the Credit Agreement), and any such attempted assignment shall be void. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

          SECTION 11.  Waivers; Amendment.  (a)  No failure or delay of the
                       ------------------
Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender hereunder or under the Credit Agreement or any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors to which such waiver, amendment or modification relates and the Collateral Agent (with the prior written consent of the Lenders or the Required Lenders if required under the Credit Agreement).

          SECTION 12.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                       -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 13.  Notices.  All communications and notices hereunder shall
                       -------
be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it in care of Holdings.

          SECTION 14.  Survival of Agreement; Severability.  (a)  All covenants,
                       -----------------------------------
agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders and shall survive the making by the Lenders of the Loans and the issuance of Letters of Credit by the Issuing Banks regardless of any investigation made by any of them or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid and as long as the Commitments have not been terminated.

          (b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 15.  Counterparts.  This Agreement may be executed in
                       ------------
counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 10. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 16.  Rules of Interpretation.  The rules of interpretation
                       -----------------------
specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

          SECTION 17.  Jurisdiction; Consent to Service of Process.  (a) Each
                       -------------------------------------------
Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Guarantor or its properties in the courts of any jurisdiction.

          (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 13. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 18.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES,
                       --------------------
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 19.  Additional Subsidiary Guarantors.  Certain additional
                       --------------------------------
Subsidiaries may be required from time to time, under the terms of the Credit Agreement, to enter into this Agreement as Subsidiary Guarantors. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of such instrument shall not require the consent of any Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

          SECTION 20.  Right of Setoff.  If an Event of Default shall have
                       ---------------
occurred and be continuing, each of the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Person to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement held by such Person, irrespective of whether or not such Person shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Person under this Section are in addition to other rights and remedies (including other rights of setoff) which such Person may have.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                        KANSAS CITY SOUTHERN INDUSTRIES, INC.,

                                        by /s/ Robert H. Berry
                                          ----------------------------
                                          Name: Robert H. Berry
                                          Title: Designated Person


                                        CAYMEX TRANSPORATION, INC.,

                                        by /s/ Richard P. Bruening
                                          ----------------------------
                                          Name: Richard P. Bruening
                                          Title: VP & Treasurer


                                        GATEWAY EASTERN RAILWAY COMPANY,

                                        by /s/ Anthony P. McCarthy
                                          ----------------------------
                                          Name: Anthony P. McCarthy
                                          Title: Designated Person


                                        GATEWAY WESTERN RAILWAY COMPANY,

                                        by /s/ Robert H. Berry
                                          ----------------------------
                                          Name: Robert H. Berry
                                          Title: Designated Person


                                        GLOBAL TERMINALING SERVICES, INC.

                                        by /s/ Richard P. Bruening
                                          ----------------------------
                                          Name: Richard P. Bruening
                                          Title: VP & Secretary

                                        KCS TRANSPORTATION COMPANY,

                                        by /s/ Anthony P. McCarthy
                                          ----------------------------
                                          Name: Anthony P. McCarthy
                                          Title: Designated Person

                                      KANSAS CITY SOUTHERN LINES, INC.,

                                      by /s/ Robert H. Berry
                                        ----------------------------
                                        Name: Robert H. Berry
                                        Title: Sr. VP & CFO


                                      SCC HOLDINGS, INC.,

                                      by /s/ Richard P. Bruening
                                        ----------------------------
                                        Name: Richard P. Bruening
                                        Title: VP & Secretary


                                      MID-SOUTH MICROWAVE, INC.,

                                      by /s/ Anthony P. McCarthy
                                        ----------------------------
                                        Name: Anthony P. McCarthy
                                        Title: Designated Person


                                      RICE-CARDEN CORPORATION,

                                      by /s/ Robert H. Berry
                                        ----------------------------
                                        Name: Robert H. Berry
                                        Title: VP & Treasurer


                                      SOUTHERN DEVELOPMENT COMPANY,

                                      by /s/ Richard P. Bruening
                                        ----------------------------
                                        Name: Richard P. Bruening
                                        Title: VP & Secretary


                                      SOUTHERN INDUSTRIAL SERVICES, INC.,

                                      by /s/ Anthony P. McCarthy
                                        ----------------------------
                                        Name: Anthony P. McCarthy
                                        Title: Designated Person


                                      TRANS-SERVE, INC.,

                                      by /s/ Robert H. Berry
                                        ----------------------------
                                        Name: Robert H. Berry
                                        Title: VP & Treasurer

                                      VEALS, INC.,

                                      by /s/ Richard P. Bruening
                                        ----------------------------
                                        Name: Richard P. Bruening
                                        Title: VP and Secretary


                                      THE CHASE MANHATTAN BANK, as
                                      Administrative Agent,

                                      by /s/ Laurie B. Perper
                                        ----------------------------
                                        Name: Laurie B. Perper
                                        Title: Vice President

                                                                  ANNEX 1 to the
                                                             Guarantee Agreement

                         SUPPLEMENT NO. dated as of               ,  to the
               GUARANTEE AGREEMENT dated as of January 11, 2000, among KANSAS CITY SOUTHERN INDUSTRIES, INC., a Delaware corporation ("Holdings"), each Subsidiary of Holdings listed on Schedule I
                 --------
               thereto or becoming a party thereto as provided in Section 19 thereof (each individually, a "Subsidiary Guarantor" and,
                                              --------------------
               collectively, together with Holdings, the "Guarantors") and THE
                                                          ----------
               CHASE MANHATTAN BANK ("Chase"), as collateral agent (the
                                      -----
               "Collateral Agent") for the Secured Parties (as defined in the
               -----------------
               Credit Agreement referred to below).


          A. Reference is made to the Credit Agreement dated as of January 11, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, The Kansas City Southern Railway Company, a
-----------------
Missouri corporation (the "Borrower"), the lenders from time to time party
                           --------
thereto (the "Lenders"), and Chase, as administrative agent (in such capacity,
              -------
the "Administrative Agent"), collateral agent (in such capacity, the "Collateral
     --------------------                                             ----------
Agent") and issuing bank (in such capacity, the "Issuing Bank") Capitalized
-----                                            ------------
terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          B. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee Agreement and the Credit Agreement.

          C. The Subsidiary Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. The undersigned Subsidiary of Holdings (the "New Subsidiary
                                                                 --------------
Guarantor") is executing this Supplement in accordance with the requirements of
---------
the Credit Agreement to become a Subsidiary Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

          Accordingly, the Administrative Agent and the New Subsidiary Guarantor agree as follows:

          SECTION 1. In accordance with Section 19 of the Guarantee Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Subsidiary Guarantor" in the Guarantee Agreement shall be deemed to include the New Subsidiary Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

          SECTION 2. The New Subsidiary Guarantor represents and warrants to the Administrative Agent, the Issuing Banks and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

          SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

          SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 13 of the Guarantee Agreement.

          SECTION 8. The New Subsidiary Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Administrative Agent.

          IN WITNESS WHEREOF, the New Subsidiary Guarantor and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

                                                   [Name Of New Subsidiary
                                                   Guarantor],

                                                   by
                                                     _________________________
                                                     Title:


                                                   THE CHASE MANHATTAN BANK, as
                                                   Collateral Agent,

                                                   by
                                                     _________________________
                                                     Title: